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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as specified by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Torotel, Inc.
(Name of Registrant as Specified in Its Charter)

Name of Person(s) Filing Proxy Statement, if Other Than the Registrant
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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TOROTEL, INC.
620 N. Lindenwood Drive
Olathe, Kansas 66062

August 11, 2010

Dear Shareholder:

        You are cordially invited to attend the annual meeting of the shareholders of Torotel, Inc., a Missouri corporation, to be held at 9:00 a.m. central time on Monday, September 20, 2010, at the principal executive offices of Torotel, Inc., 620 N. Lindenwood Drive, Olathe, Kansas 66062. Information about the annual meeting and the matters to be voted on is given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

        Torotel is pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials to shareholders on the Internet. We believe these rules allow us to provide you with the information you need while lowering our costs. We have posted our proxy materials on the Internet at www.envisionreports.com/TTLO. You may view these materials and cast your vote online or by telephone by following the instructions provided on the website. You may also request a paper or email copy of the proxy materials and a proxy card, or download the form of proxy card from the Internet, by which you may vote personally or by mail.

        YOUR VOTE IS IMPORTANT. Whether or not you expect to attend the annual meeting, please vote promptly by proxy as soon as possible as instructed in the accompanying proxy. If you decide to attend the annual meeting, you may revoke your proxy and vote your shares in person.

        As always, we appreciate your loyalty and support as a shareholder of Torotel.

                      Sincerely,

                      Dale H. Sizemore, Jr.
                       Chairman and Chief Executive Officer

TOROTEL, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held Monday, September 20, 2010

TO THE SHAREHOLDERS OF TOROTEL, INC.:

        NOTICE is hereby given that the annual meeting (the "Meeting") of the shareholders of Torotel, Inc., a Missouri corporation ("we," "us," "Torotel" or the "Corporation"), will be held at 9:00 a.m. central time on Monday, September 20, 2010, at the principal executive offices of Torotel, 620 N. Lindenwood Drive, Olathe, Kansas 66062, for the following purposes:

  1.
  To elect two members to serve on our Board of Directors for a three-year term and until each of their successors has been duly elected and qualified, unless such member shall sooner die, resign or be removed;

  2.
  To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

        Shareholders of record at the close of business on July 30, 2010, will be entitled to receive notice of and to vote at the Meeting. The accompanying proxy is solicited by the Board of Directors. All of the above matters are more fully described in the accompanying proxy statement, into which this Notice is incorporated by reference.

        SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO VOTE PROMPTLY BY PROXY AS SOON AS POSSIBLE OVER THE INTERNET OR BY TELEPHONE. FOR SPECIFIC VOTING INSTRUCTIONS, PLEASE REFER TO THE INFORMATION PROVIDED IN THE PROXY STATEMENT, THE PROXY CARD, OR THE INSTRUCTIONS PROVIDED VIA THE INTERNET. YOU MAY ALSO REQUEST A PAPER OR EMAIL COPY OF THE PROXY STATEMENT AND PROXY CARD, OR DOWNLOAD THE FORM OF PROXY CARD FROM THE INTERNET, FROM WHICH YOU MAY VOTE PERSONALLY OR BY MAIL.

        Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 20, 2010. The Corporation's proxy statement and annual report on Form 10-K are available online at www.envisionreports.com/TTLO.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      H. James Serrone
                      Secretary of Torotel, Inc.
                      August 11, 2010

TOROTEL, INC.
620 N. Lindenwood Drive
Olathe, Kansas 66062

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
To Be Held Monday, September 20, 2010
GENERAL INFORMATION

Security Holders Entitled to Vote

        Holders of shares of common stock, par value $.01 per share of Torotel, Inc., a Missouri corporation ("we," "us," "Torotel" or the "Corporation"), of record at the close of business on July 30, 2010 (the "Record Date"), will be entitled to vote at the annual meeting of shareholders to be held at 9:00 a.m. central time on Monday, September 20, 2010, at the principal executive offices of Torotel, and at any subsequent time which may be necessary by the postponement or adjournment thereof (the "Meeting"). Our principal executive offices are located at 620 N. Lindenwood Drive, Olathe, Kansas 66062, and our telephone number is (913) 747-6111.

        This proxy statement, together with the Notice of Annual Meeting, the enclosed proxy, and the accompanying 2010 annual report on Form 10-K, were initially distributed to the shareholders on or about August 11, 2010.

Voting of Proxies

        If the enclosed proxy is properly voted or executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with any specifications made therein. If you do not indicate instructions on your proxy, then your shares will be voted:

    "FOR" the nominees to the Board of Directors of the Corporation in the election of directors, as more fully described in the section herein entitled "Proposal One"

        If your shares are held in street name and you do not instruct your broker on how to vote your shares, you brokerage firm will be unable to vote your shares in the election of directors.

Quorum and Vote Required

        A majority of the outstanding shares of common stock entitled to be voted as of the close of business on July 30, 2010 (the "Record Date"), present in person or by proxy, is necessary to constitute a quorum to transact business at the Meeting. If a quorum is present, the two nominees for director receiving the greatest number of votes at the Meeting will be elected to the Board of Directors. The affirmative vote of the holders of a majority of shares of common stock present at the Meeting, in person or by proxy, is required to approve any other matters to come before the Meeting.

Abstentions and Broker Non-votes

        Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the shareholders and have the same legal effect as a vote against a particular proposal. Broker non-votes are not counted for purposes of determining whether a proposal has been approved by the requisite shareholder vote. The shareholders will not have dissenters' rights of appraisal with respect to any of the actions to be taken at the Meeting.

Electronic Availability of Proxy Materials

        Under rules adopted by the Securities and Exchange Commission (the "SEC"), Torotel is making this proxy statement, Torotel's annual report on Form 10-K for the fiscal year ended April 30, 2010, and proxy available on the Internet instead of mailing a printed copy of these materials to each shareholder. Shareholders who received a Notice of Internet Availability of Proxy Materials (the "Notice") by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies over the Internet or by telephone.

        If you received the Notice by mail and would prefer to receive a printed copy of Torotel's proxy materials, please follow the instructions for requesting printed copies included in the Notice. Torotel encourages you to take advantage of the availability of the proxy materials on the Internet.

        The accompanying proxy is being solicited by the Board of Directors. We estimate that the total amount to be spent in solicitation of the proxies will be approximately $10,000. The entire cost of this solicitation will be paid by us. In addition, we may reimburse brokerage firms and others for their expenses in forwarding solicitation materials regarding the Meeting to beneficial owners. In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies from shareholders by telephone, facsimile, electronic mail or personal interview. Such persons will receive no additional compensation for such services.

Methods of Voting

        You may vote over the Internet, by telephone, by mail or in person at the Meeting.

        Voting over the Internet.    You may vote via the Internet. The website address for Internet voting is provided on your Notice and proxy card. You will need the control number appearing on your Notice and proxy card to vote via the Internet. You may use the Internet to transmit your voting instructions up until 1:00 am, central time, on September 20, 2010. Internet voting is available 24 hours a day. If you vote via the Internet you do not need to vote by telephone or return a proxy card.

        Voting by Telephone.    You may vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your Notice and proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 1:00 a.m., central time, on September 20, 2010. Telephone voting is available 24 hours a day. If you vote by telephone you do not need to vote over the Internet or return a proxy card.

        Voting by Mail.    You may request a copy of this proxy statement and proxy card in paper or by email, and vote by marking, dating and signing the proxy card and mailing it to us. You may also download the proxy card off the Internet and mail it to us. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Meeting.

        Voting in Person at the Meeting.    If you attend the Meeting and plan to vote in person, we will provide you with a ballot at the Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Meeting you will need to bring to the Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revocability of Proxies

        You may revoke your proxy at any time before it is voted at the Meeting. To do this, you must:

  •
  Enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

  •
  Provide written notice of revocation to our Corporate Secretary at the address provided in this proxy statement; or

  •
  Attend the Meeting and vote in person.

If you merely attend the Meeting but do not vote, your previous proxy will not be revoked.

Voting Confidentiality

        Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Voting Results

        Voting results will be announced at the Meeting and published in a Form 8-K to be filed after the Meeting.

Householding of Proxy Materials

        In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called "householding." Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one paper copy of our proxy materials, unless one or more of these shareholders notifies us that he or she wishes to continue receiving individual copies.

        If: (1) you share an address with another shareholder and received only one set of proxy materials, and would like to request a separate paper copy of these materials; or (2) you share an address with another shareholder and together you would in the future like to receive only a single paper copy of these materials, please notify our Corporate Secretary by mail at 620 N. Lindenwood Drive, Olathe, Kansas 66062.

Cumulative Voting

        There will be cumulative voting for the election of directors. In cumulative voting, each share carries as many votes as there are vacancies to be filled and you are permitted to distribute your votes for all of your shares among the nominees in any way you desire. Since two individuals are nominated, you may cast that number of votes which is equal to the number of shares owned by you multiplied by two. If no choice is indicated on the enclosed proxy, the person named in the proxy will cumulate the votes and distribute them among the nominees in his discretion. Your proxy cannot be voted for a greater number of persons than the number named herein. If any nominee should be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee. The Board of Directors presently has no knowledge that any nominee will be unable to serve.

 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        The securities entitled to be voted at the Meeting consist of shares of common stock of the Corporation. Each shareholder is entitled one vote per each share of common stock owned, except in the election of directors where shareholders have cumulative voting rights as described above under "Cumulative Voting." There were 5,873,100 shares of common stock issued and outstanding (exclusive of treasury shares) at the close of business on the Record Date.

        The following persons beneficially own more than 5% of our outstanding common stock as of the Record Date:

Name and Address of Beneficial Owner	Amount Beneficially Owned		Percent of Class
Alexandra Z. Caloyeras	849,502	(a)	14.5%
233 West 83rd Street
Apt 2D
New York, NY 10024
Aliki S. Caloyeras	849,502	(b)	14.5%
7 West 96th Street
Apt 9D
New York, NY 10025
Basil P. Caloyeras	849,501	(c)	14.5%
2041 West 139th Street
Gardena, CA 90249

(a)
Alexandra Z. Caloyeras' individual direct ownership is 769,667 shares. Ms. Caloyeras' indirect ownership includes 79,835 shares which is equivalent to one-third of the 239,505 shares owned by the Caloyeras Family Partnership L.P., a limited partnership in which Ms. Caloyeras is a limited partner. Alexandra Z. Caloyeras is the sister of Aliki S. Caloyeras and Basil P. Caloyeras.

(b)
Aliki S. Caloyeras' individual direct ownership is 769,667 shares. Ms. Caloyeras' indirect ownership includes 79,835 shares which is equivalent to one-third of the 239,505 shares owned by the Caloyeras Family Partnership L.P., a limited partnership in which Ms. Caloyeras is a limited partner. Aliki S. Caloyeras is the sister of Alexandra Z. Caloyeras and Basil P. Caloyeras.

(c)
Basil P. Caloyeras' individual direct ownership is 769,666 shares. Mr. Caloyeras' indirect ownership includes 79,835 shares which is equivalent to one-third of the 239,505 shares owned by the Caloyeras Family Partnership L.P., a limited partnership in which Mr. Caloyeras is a limited partner. Basil P. Caloyeras is the brother of Alexandra Z. Caloyeras and Aliki S. Caloyeras.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth the common shares of Torotel to be issued pursuant to a compensation plan upon the exercise of outstanding options, warrants and rights as of April 30, 2010.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights A	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights B	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in Column A) C
Plans approved by shareholders	-0-	-0-	-0-
Plans not approved by shareholders	-0-	-0-	126,900

Total	-0-	-0-	126,900

 INFORMATION REGARDING THE CORPORATION

Annual Report

        This proxy statement is accompanied by our annual report on Form 10-K for the fiscal year ended April 30, 2010 (the "Annual Report"). Torotel will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Annual Report, as filed with the SEC, including the financial statements and a list of exhibits to such Annual Report. We will furnish to any such person any exhibit described in the list of exhibits upon the advance payment of a reasonable fee. Requests for a copy of the Form 10-K and/or any exhibit should be directed to the Chief Financial Officer, c/o Torotel, Inc., 620 N. Lindenwood Drive, Olathe, Kansas, 66062 or by telephone at (913)747-6111.

PROPOSAL ONE
ELECTION TO THE BOARD OF THE DIRECTORS

Election of Directors

        The Board of Directors currently consists of six individuals. The By-Laws of the Corporation, as amended, provide that the Board of Directors shall consist of Director Positions 1 through 7 with overlapping three-year terms. Director Position 7 is presently vacant. The Compensation and Nominating Committee has considered various candidates for the vacant position, but wants to avoid the additional costs of a seventh director until such time as the Corporation's business plans for future years are further developed. A class of directors is to be elected each year for a term extending to the third succeeding annual meeting after such election or until their respective successors are duly elected and qualified. The term of Director Positions 5 and 6 expires at the current Meeting. The Board of Directors has nominated Anthony H. Lewis to stand for election for Director Position 5 and Stephen K. Swinson to stand for election for Director Position 6.

        The votes will be cast pursuant to the enclosed proxy for the election of the nominees named below unless specification is made withholding such authority. The nominees are presently directors of the Corporation. Should the nominee for Director Position 5 or 6 become unavailable, which is not anticipated, the proxies named in the enclosed proxy will vote for the election of such other person as the Board of Directors may recommend. Proxies may not be voted for a greater number of persons than the nominees named.

Biographical Information

        Biographical summaries concerning the current Board of Directors, the nominees, the Corporation's executive officers and significant employees are shown below. Dale H. Sizemore, Jr., both a director and an officer, and Richard A. Sizemore, a director, are brothers.

        The address of all persons named in this section is c/o Torotel, 620 N. Lindenwood Drive, Olathe, Kansas 66062.

Executive Officers, Nominees and Current Board of Directors

Dale H. Sizemore, Jr., age 58
Chairman of the Board, President and
Chief Executive Officer

        Mr. Sizemore became a director in 1984. He has served as Chairman and Chief Executive Officer primarily since 1995. Mr. Sizemore has served as President from 1995 to 1996, and since April 1999. He was involved in private business interests from 1983 to 2001. In January 2002, Mr. Sizemore became an active member of Torotel's management team. Mr. Sizemore has a bachelor's degree in electrical engineering, a master's degree in business administration and a juris doctorate from the University of

Kansas. Mr. Sizemore sold his telecommunications company to a public company in 1995 and continued to serve as a vice president of acquisitions until 1998. We believe Mr. Sizemore's role as Chief Executive Officer provides the Board with strategic vision, insight and intimate knowledge of operations.

H. James Serrone, age 55
Director, Vice President of Finance, Secretary
and Chief Financial Officer

        Mr. Serrone became a director in 1999. He joined Torotel in 1979 and was named Vice President in 1993. Mr. Serrone has served as Vice President of Torotel Products since 1992 and General Manager since 1996. Mr. Serrone has an accounting degree from Missouri Valley College and a master's degree in business administration from Rockhurst University. We believe Mr. Serrone's role as Chief Financial Officer provides the Board with valuable knowledge of company financial matters.

S. Kirk Lambright, Jr., age 41
Director

        Mr. Lambright was appointed a director in June 2007. Mr. Lambright is presently the chief operations officer and chief legal counsel for Mariner Wealth Advisors, a registered investment advisor firm. Prior to joining Mariner, he was a member, co-chief executive officer, president and general counsel for Classic Eagle Distributing, LLC, an exclusive Anheuser-Busch wholesaler serving six counties in Kansas. He has also held various management positions at Anheuser-Busch Companies. Mr. Lambright holds a bachelor of science degree in business administration from the University of Missouri, and a master's degree in business administration and a juris doctorate from St. Louis University. We believe Mr. Lambright's experience as general counsel and knowledge of capital markets as demonstrated by his current position with Mariner Wealth Advisors provides the Board with an important perspective on financial matters and capital market trends.

Anthony H. Lewis, age 64
Director

        Mr. Lewis became a director in 2003. Mr. Lewis obtained a business degree from Arizona State University. He is president and chairman of The Executive Committee (TEC) and The Lewis Group (TLG), both of which are executive consulting firms providing services focused on strategic planning and thinking, as well as the development of strategic, technical, financial and human capital disciplines. Prior to his affiliation with TEC and TLG, Mr. Lewis served as president at Conagra Inc., which provided Mr. Lewis with extensive public company experience. Mr. Lewis also was a president of Farmland Industries, Inc. and retired from the Air Force Reserve as an officer with 37 years of service, having flown in Vietnam and both Gulf Wars. We believe Mr. Lewis's role in strategic planning and his public company experience provide the Board with a significant point of view regarding strategic planning, vision, and corporate governance.

Richard A. Sizemore, age 50
Director

        Mr. Sizemore became a director in 1995. He has more than 25 years of experience in computerized automated production and control systems. Mr. Sizemore is the founder and president of Interactive Design, Inc. ("IDI"), specializing in production automation services since 1987. IDI customers include the defense industry, plastics industry, consumer products, a large transformer manufacturer and the aviation repair industry. In recent years, IDI's primary business focus has been on designing, engineering and providing automated inspection equipment to the ammunition industry. Technologies employed include PLC's, machine vision, robots and material handling. Mr. Sizemore was awarded a patent in 2005 for the design of an inspection system for ammunition. Mr. Sizemore has an electrical engineering degree and a master's degree in business administration from the University of Kansas. We believe Mr. Sizemore's role as an innovator in the defense industry provides the Board significant insights into industry trends as well as knowledge of manufacturing process improvement trends.

Stephen K. Swinson, age 52
Director

        Mr. Swinson became a director in 2003. Mr. Swinson is the president and chief executive officer of Thermal Energy Corp. (TECO), an energy company serving the Texas Medical Center (TMC) in Houston, Texas. He has served in this capacity since September 2005. The Texas Medical Center is the world's largest medical center. It is comprised of 14 hospitals, various professional schools for doctors, dentists and nurses, and research facilities comprising over 25 million square feet. Prior to his affiliation with TECO, Mr. Swinson served as president of Cleveland Brothers Construction Company, LLC, a commercial and residential contractor and developer in the southeast. He also served as the chief financial officer for Cleveland Brothers Inc., the parent company for several businesses that included development, real estate, construction, manufacturing, a golf course and a restaurant. Prior to his affiliation with Cleveland Brothers, Mr. Swinson was a Principal for Index Capital, the investment banking division of Index Powered Financial Services, LLC, specializing in the valuation and negotiation for divestiture or acquisition of small- to mid-cap companies. Mr. Swinson has a mechanical engineering degree and is a registered Professional Engineer. He also has a master's degree in business administration from Northwestern University. We believe Mr. Swinson's previous role as chief financial officer, his past experience in middle market investment banking, and his role as a chief executive officer in the energy industry provide the Board with an important perspective on strategic planning, vision, and financial matters.

Significant Employees

Samuel B. Yun, age 48
Vice President of Operations of Torotel Products

        Mr. Yun joined Torotel Products, Inc. in January 2010 with the primary responsibility for operations and engineering. Prior to joining us, Mr. Yun was self-employed for three years as the owner of Entrée Vous, a meal preparation business located in Leawood, Kansas. Prior to being self employed, Mr. Yun served as Director of Sales/Marketing for States Industries, a hardwood plywood manufacturer, located in Eugene, Oregon. Prior to his affiliation with States Industries, Mr. Yun served as Director of Engineering for Quantum Corporation, a leading provider of data storage solutions for computer systems, located in Milpitas, California and Boulder, Colorado. While at Quantum, Mr. Yun gained extensive experience in new product development and volume manufacturing at production facilities in Japan, Singapore, and Malaysia. Mr. Yun has a bachelor of science degree in mechanical engineering from California Polytechnic State University, San Luis Obispo, and a master's degree in business administration from Northwestern University.

Kent O. Klepper, age 49
Vice President of Torotel Products

        Mr. Klepper joined Torotel Products, Inc. in August 2008 with the primary responsibility for marketing and sales. Prior to joining us, Mr. Klepper was self-employed for two years as a marketing consultant. Prior to becoming self-employed, Mr. Klepper served as vice president of sales, marketing and customer service for ViraCor Laboratories, a clinical molecular diagnostic and research laboratory, located in Lee's Summit, Missouri. Prior to his affiliation with ViraCor, Mr. Klepper served as vice president of marketing for Assurant Employee Benefits Insurance Company, a provider of a full line of group disability, life, dental, and voluntary insurance products, located in Kansas City, Missouri.

Mr. Klepper has a bachelor's degree in biology from the University of Texas at Arlington and a master's degree in business administration from Texas Christian University.

Shane M. Bacon, age 35
Director of Operational Excellence of Torotel Products

        Mr. Bacon joined Torotel Products Inc. in January 2010 as the Director of Operational Excellence with the primary responsibility of creating a lean manufacturing culture. Mr. Bacon has over 15 years experience in the aerospace and defense industry. Prior to joining us, Mr. Bacon held positions as a Value Stream Manager, Site Leader, and Engineer at the Olathe, Kansas campus of Honeywell International, a designer and manufacturer of commercial avionics. Mr. Bacon has a bachelor's degree in business management from Baker University, a masters degree in business administration from Rockhurst University, and is certified as a Lean Master and a Six Sigma Black Belt.

        None of the directors holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940.

 SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

        The following table shows information regarding the beneficial ownership of our common stock by each executive officer and director, and by the executive officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock that were subject to options that are currently exercisable or exercisable within 60 days of April 30, 2010, are considered outstanding and beneficially owned by the person holding the option for the purpose of computing percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any person.

        This table assumes 5,873,100 shares of common stock were outstanding as of April 30, 2010.

Name of Beneficial Owner(1)	No of Shares Beneficially Owned		Percentage
Dale H. Sizemore	415,091	(2)	7.1%
H. James Serrone	209,916	(3)	3.6%
S. Kirk Lambright, Jr.	0		*
Anthony H. Lewis	0		*
Richard A. Sizemore	264,944	(4)	4.5%
Stephen K. Swinson	0		*
All directors and executive officers as a group (6 persons)	720,002		16.6%

*
Less than 1%

(1)
The address of all persons named in this table is c/o Torotel, Inc., 620 N. Lindenwood Drive, Olathe, KS 66063.

(2)
Mr. Sizemore's beneficial ownership includes 84,000 shares issued pursuant to a Restricted Stock Agreement dated August 7, 2007 and 150,000 shares issued pursuant to a Restricted Stock Agreement dated September 2, 2009. Based upon the Corporation attaining certain sales and earnings growth and certain other financial goals, the restricted shares pertaining to the Restricted Stock Agreements shall be released from the restrictions on transfer and risk of forfeiture if all performance metrics are met at the end of the five-year vesting period. The Restricted Stock Agreements provide Mr. Sizemore with all voting rights with respect to the restricted shares.

(3)
Mr. Serrone's beneficial ownership includes 63,000 shares issued pursuant to a Restricted Stock Agreement dated August 7, 2007 and 100,000 shares issued pursuant to a Restricted Stock Agreement dated September 2, 2009. Based upon the Corporation attaining certain sales and earnings growth and certain other financial goals, the restricted shares pertaining to the Restricted Stock Agreements shall be released from the restrictions on transfer and risk of forfeiture if all performance metrics are met at the end of the five-year vesting period. The Restricted Stock Agreements provide Mr. Serrone with all voting rights with respect to the restricted shares.

(4)
Richard A. Sizemore's beneficial ownership includes 15,666 shares owned by his wife, and 58,976 shares which are owned by Mr. Sizemore and his wife as trustees for their children.

 Director Compensation Table

        The following table sets forth the compensation of the non-employee directors for the fiscal year ended April 30, 2010.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation	Total
S. Kirk Lambright, Jr.	$12,700	$(2)	$12,700
Anthony H. Lewis	$12,700	$(2)	$12,700
Richard A. Sizemore	$9,000	$(2)	$9,000
Stephen K. Swinson	$12,400	$(2)	$12,400

(1)
Non-employee directors are compensated at the rate of $6,000 per fiscal year. They also receive $600 for each Board meeting attended in person, $300 for each Board meeting attended by telephone, $400 for each Board committee meeting attended in person and $200 for each Board committee meeting attended by telephone. Dale H. Sizemore, Jr. and H. James Serrone, who are employees of the Corporation, are compensated at the rate of $100 per Board meeting attended, exclusive of telephone meetings. The compensation paid to Dale H. Sizemore, Jr. and H. James Serrone for their service as directors is contained in the Summary Compensation Table under Executive Officer Compensation.

(2)
S. Kirk Lambright, Jr., Anthony H. Lewis, Richard A. Sizemore and Stephen K. Swinson each received 10,000 stock appreciation rights ("SAR's") on May 1, 2009. None of these SAR's has vested as of April 30, 2010. Messrs. Lewis, Sizemore and Swinson each have an aggregate total of 70,000 SAR's having a vested fair value, which in accordance with ASC 505-50, Equity-Based Payments to Non-Employees, increased $9,500 during the fiscal year ended April 30, 2010. Mr. Lambright, Jr. has an aggregate total of 30,000 SAR's having a vested fair value, which in accordance with ASC 505-50, Equity-Based Payments to Non-Employees, increased $1,200 during the fiscal year ended April 30, 2010.

Corporate Governance

Director Independence

        The Board has determined that each of the director nominees standing for election has no relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an "independent director" as defined in the Listing Rules of the NASDAQ Stock Market. In determining the independence of our directors, the Board has adopted the independence requirements of the Listing Rules of the NASDAQ. Based upon these standards, our Board has determined that Messrs. Lambright, Lewis and Swinson are independent. In addition, our Board has determined that the directors serving on our Audit Committee meet the independence standards in SEC Rule 10A-3.

Board Meetings

        During the fiscal year ended April 30, 2010, the Board of Directors held a total of four meetings. Under the policies of the Board, directors are expected to attend regular Board meetings, Board committee meetings and annual shareholder meetings. All directors attended all regular meetings as well as last year's annual meeting.

Board Leadership Structure

        The Board of Directors believes that Dale H. Sizemore's service as both Chairman of the Board and Chief Executive Officer is in the best interest of Torotel and its shareholders. Mr. Sizemore possesses detailed knowledge of the priorities, opportunities, and challenges facing Torotel, and is thus best positioned to develop an agenda and strategic vision that ensure that the Board's time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances Torotel's ability to communicate its message and strategy clearly and consistently to shareholders, employees, and customers.

Board Committees

Compensation and Nominating Committee

        The Compensation and Nominating Committee (the "Committee") of the Board of Directors was established in December 2004 and is comprised of Torotel's three independent directors, S. Kirk Lambright, Jr., Anthony H. Lewis and Stephen K. Swinson. The Committee operates under a written charter, which is posted on our website at www.torotelproducts.com.

        The purpose of the Committee is to assist the Board of Directors by (i) identifying, reviewing, and evaluating individuals' qualification to become members of the Board of Directors; (ii) setting the compensation of our officers and performing other compensation oversight; (iii) reviewing and recommending the nomination of directors; and (iv) assisting the Board of Directors with other related tasks, as assigned from time to time. The Committee held five meetings during the last fiscal year, and each member attended the meetings that were held while he was a member of the Committee.

        The Committee will review the present needs of the Board and establish criteria as to particular qualifications in terms of background and experience that could meet such needs. At a minimum, the Committee believes that nominees for director should have either experience in the industry (but not with a competitor of the Corporation) in which we engage, or professional, business or academic qualifications that differ from existing members of the Board and could augment the aggregate expertise possessed by Board members. The Committee further believes that all nominees should be able to make a contribution to the Board that will enhance the development and growth of our business and shareholder value, devote adequate time to service as a director, and work well with other Board members in a collegial manner. In addition, the Committee considers diversity in its evaluation of candidates for Board membership. The Board believes that diversity with respect to factors such as background, experience, skills, and national origin is an important consideration in Board composition.

        The Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self-nominated candidates. The Committee uses the same criteria for evaluating candidates nominated by shareholders and self-nominated candidates as it does for those proposed by other Board members, management and external sources, as follows:

        Leadership Experience:    Directors should possess significant leadership experience, such as experience in business, finance/accounting, law, education or government, and shall possess qualities reflecting a proven record of accomplishment and ability to work with others.

        Commitment to the Corporation's Values:    Directors shall be committed to promoting our financial success and preserving and enhancing our reputation as a leader in our industry and in agreement with our values as embodied in our Codes of Conduct.

        Reputation and Integrity:    Directors shall be of high repute and recognized integrity and not have been convicted in a criminal proceeding or be named a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses). Such person shall not have been found in a civil proceeding to have violated any federal or state securities or commodities law, and shall not be subject to any court or regulatory order or decree limiting his or her business activity, including in connection with the purchase or sale of any security or commodity.

        Absence of Conflicts of Interest:    Directors shall be free of conflicts of interest and potential conflicts of interest. Directors should not have any interests that would materially impair their ability to exercise independent judgment or otherwise discharge the fiduciary duties owed by a director to the Corporation and its shareholders.

        Business Understanding:    Directors should have a general appreciation regarding major issues facing public companies of size and operational scope similar to ours, including business strategy, business environment, corporate finance, corporate governance and board operations.

        Available Time:    Directors should have sufficient time to effectively carry out their duties, including preparing for and attending Board meetings, meetings of the Board committees on which they serve and the annual meeting of shareholders, after taking into consideration their other business and professional commitments.

        Independence:    Directors should be independent in their thought and judgment and be committed to enhancing long-term value for all shareholders. Non-management directors must meet the independence requirements of the NASDAQ Stock Market and all applicable laws and regulations.

        Non-Compete/Non-Disclosure:    All non-management directors shall execute a Non-Compete/Non-Disclosure Agreement. Management directors' restrictions are contained in their employment agreements.

        In accordance with Article II, Section 13 of our Amended and Restated By-Laws, the Committee will consider bona fide recommendations by shareholders as to potential director nominees who meet the above standards. Any shareholder wishing to submit such a recommendation for possible inclusion in our proxy statement should send a letter to the Secretary of the Corporation, postmarked no later than 120 days prior to the calendar day before the date our proxy statement was provided to shareholders in connection with our annual meeting held during the prior year. In addition, shareholders may submit the names of proposed nominees for election to the Board by delivering the name of the candidate to the principal executive offices of the Corporation not less than 50 nor more than 75 days before the annual meeting of shareholders, as described in more detail in Article II, Section 13 of the By-Laws. The notice must identify its writer as a shareholder of the Corporation, provide evidence of the writer's stock ownership, and provide:

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  The name, age, business address, and residence address of the person;

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  The principal occupation or employment of the person;

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  The class and number of shares of capital stock of the Corporation which are beneficially owned by the person; and

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  Any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

        All candidates recommended to the Committee must meet the independence standards for directors of the NASDAQ Stock Market. The Committee will then consider whether such proposed nominees meet the criteria described above for director candidates.

        The Committee has exclusive authority to set compensation for our directors and executive officers. The Committee has not delegated any of its authority to set or oversee compensation. The Committee considers recommendations of the Chief Executive Officer with respect to officers'

compensation (other than his own). The Committee from time to time engages third-party compensation consultants to advise it on trends in and current levels of executive compensation. In June 2006, the Committee engaged the third-party compensation consulting firm of Compensation Planning Group, Inc. to make recommendations regarding salaries, incentive compensation goals, types of compensation and plan parameters.

Audit Committee

        The Audit Committee of the Board of Directors was established in December 2004 and is comprised of Torotel's three independent directors, S. Kirk Lambright, Jr., Anthony H. Lewis and Stephen K. Swinson. The Board of Directors has determined that Stephen K. Swinson is an audit committee financial expert, as defined in SEC rules, based on his experience as a chief financial officer. The Audit Committee operates under a written charter, which is posted on our website at www.torotelproducts.com.

        The purpose of the Audit Committee is to assist the Board of Directors in overseeing: (i) the integrity of the accounting and financial reporting processes and systems of internal accounting and financial controls of the Corporation; (ii) the performance of the internal audits and integrity of the financial statements of the Corporation; (iii) the annual independent audit of the Corporation's financial statements, the engagement of the independent auditor and the annual evaluation of the independent auditor's function, qualifications, services, performance and independence; (iv) the performance of the Corporation's internal and independent audit functions; (v) the compliance by the Corporation with legal and regulatory requirements related to the Audit Committee Charter, including the Corporation's disclosure controls and procedures; and (vi) the evaluation of the Corporation's risk issues. The Audit Committee held four meetings during the last fiscal year and each member attended the meetings that were held while he was a member of the Committee.

Board's Role in Risk Oversight

        The Board has an active role, as a whole and also at the committee level, in overseeing management of the Corporation's risks. The Board regularly reviews information concerning our operations, liquidity, competitive position and personnel, as well as the risks associated with each. Our Compensation and Nominating Committee is responsible for overseeing the management of our risks relating to our executive and long-term compensation plans and oversees the Corporation's management of its risks pertaining to potential conflicts of interest and independence of Board members. The Audit Committee oversees the Corporation's management of our risks pertaining to internal controls, adherence to generally accepted accounting principles, and financial reporting. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Shareholder Communications with the Board

        Mail can be addressed to directors in care of the Office of the Secretary, Torotel, Inc., 620 N. Lindenwood Drive, Olathe, Kansas 66062. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, as decided by the Secretary, will be forwarded. Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to "Outside Directors" or "Non-Management Directors" will be forwarded or delivered to the Chairman of the Audit Committee. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

Board Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

 EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth the compensation of the named executive officers for each of our last two completed fiscal years.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	All Other Compensation		Total
Dale H. Sizemore, Jr.	2010	$155,100	$25,000	$35,000	$29,100	(a)	$244,200
President and Chief Executive	2009	$131,300	$-0-	$-0-	$26,500	(a)	$157,800
Officer
H. James Serrone	2010	$95,500	$15,000	$23,000	$31,000	(b)	$164,500
Vice President of Finance and	2009	$90,000	$-0-	$-0-	$32,600	(b)	$122,600
Chief Financial Officer

(a)
All Other Compensation for Mr. Sizemore includes automobile expenses consisting of lease payments, maintenance, insurance and fuel expenses of $12,100, group insurance benefits of $16,600, and director fees of $400.

(b)
All Other Compensation for Mr. Serrone includes automobile expenses consisting of lease payments, maintenance, insurance and fuel expenses of $14,000, group insurance benefits of $16,600, and director fees of $400.

Compensation Philosophy

        The Compensation and Nominating Committee is responsible for setting and overseeing the compensation of our officers and directors. The primary objectives of our compensation program are to:

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  Provide fair, competitive compensation to our officers;

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  Attract the talent necessary to achieve our business objectives;

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  Retain our officers by instilling a long-term commitment to the Corporation and its shareholders; and

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  Develop a sense of Corporation ownership and align the interests of our officers with the shareholders.

To help the Committee fulfill its objectives, in June 2006, the Committee engaged the consulting firm of Compensation Planning Group, Inc. of St. Louis, Missouri (the "Consultant"), to review our compensation plan and make recommendations regarding salaries, incentive compensation goals, types of compensation and plan parameters. In September 2006, the Consultant recommended that (1) the President receive a salary increase of at least 10% to move him closer to the 50th percentile market value of his job, or $169,580 (based on similar organizations with revenues of approximately $6 million); and (2) the Chief Financial Officer receive a salary increase of at least 10% to move him closer to the more competitive 75th percentile market value of his job, or $107,518. The Consultant also recommended that the Committee adopt a short-term incentive plan with a target payout equal to 30% of base salary, and a long-term incentive plan with a target payout equal to 50% of base salary. Because of our overall financial performance, the Committee did not adopt the recommended salary increases in fiscal years 2007 or 2008. The Committee recommended both a short-term incentive plan and a long-term incentive plan to the Board, and such plans were approved by the Board effective for fiscal year 2008 (see Exhibits 10.9 and 10.10 of the Corporation's Form 10-KSB for the fiscal year ended April 30, 2007).

        The Committee has established criteria for an annual reward program for the Chief Executive Officer. The program is based on a CEO performance scorecard that is used to annually evaluate the CEO's performance. The scorecard has six specific areas for evaluation. These criteria are used to establish a baseline performance reward potential of 25% of the CEO's annual base compensation. The criteria breakdown is as follows:

•	Leadership	5%
•	Management	3%
•	Financial	5%
•	Marketing	5%
•	Operational	5%
•	Innovation	2%

        At the end of each fiscal year, the Committee will review the CEO's performance and use these metrics to establish the value of any annual reward compensation.

        In December 2009, based on Mr. Sizemore's performance, available market data and the 2006 recommendations of Compensation Planning Group, Inc., the Committee increased the annual base compensation of the Chief Executive Officer to $165,000 effective December, 2009.

        The compensation committee approved executive retention incentive agreements for Dale H. Sizemore, Jr., Chief Executive Officer of Torotel, and H. James Serrone, Chief Financial Officer of Torotel. These agreements provided compensation of $25,000 and $15,000 for Messrs. Sizemore and Serrone, respectively, as a retention incentive for fiscal year 2010.

  Short-term Cash Incentive Plan

        The purpose of the Short-term Cash Incentive Plan ("STIP") is to promote the long-term financial performance of Torotel by providing all key employees with the opportunity to earn cash awards for accomplishing annual goals for Return on Capital Employed ("ROCE") as defined in the Plan. There were no awards for the year ended April 30, 2010. For information regarding performance plan details and metrics, please see Exhibits 10.9 and 10.10 of our Form 10-KSB for the fiscal year ended April 30, 2007.

  Long-term Incentive Plans

        The purpose of the Long-term Incentive Plans ("LTIPs"), which consist of a Stock Award Plan and a Long-term Cash Incentive Plan, is to provide incentives that will attract and retain highly competent persons as key employees to promote the long-term financial performance of Torotel by providing key employees an opportunity to earn stock and cash awards for accomplishing long-range goals for sales growth, earnings growth, ROCE and debt to equity, as defined and measured in the Stock Award Plan and the Long-term Cash Incentive Plan. For information regarding performance plan details and metrics, please see Exhibits 10.9 and 10.10 of our Form 10-KSB for the fiscal year ended April 30, 2007.

  Stock Award Plan

        The Stock Award Plan ("SAP"), which did not require shareholder approval, provides key employees the opportunity to acquire common stock of Torotel pursuant to awards earned for accomplishing goals that promote the long-term financial performance of Torotel. Under the terms of the SAP, stock awards are in the form of restricted stock having a five year restriction period, which shall lapse, based on certain conditions as outlined in the SAP. All stock awards are represented by a Restricted Stock Agreement, which afford the grantees all of the rights of a shareholder with respect to the award shares, including the right to vote such shares and to receive dividends and other distributions payable with respect to such shares since the Date of Award. For information regarding performance plan details and metrics, please see Exhibits 10.9 and 10.10 of our Form 10-KSB for the fiscal year ended April 30, 2007.

  Long-term Cash Incentive Plan

        The Long-term Cash Incentive Plan ("LTCIP") provides key employees with the opportunity to earn cash awards for accomplishing annual goals based on predetermined targets for average annual sales and earnings growth, ROCE and debt to equity. Under the terms of the LTCIP, awards will not be paid if Torotel's performance on any LTCIP metric is less than the threshold level of performance defined for that LTCIP metric. There were no awards for the year ended April 30, 2010. For information regarding performance plan details and metrics, please see Exhibits 10.9 and 10.10 of our Form 10-KSB for the fiscal year ended April 30, 2007.

Employment Agreements

        We have employment agreements with Dale H. Sizemore, Jr. in connection with his duties as Chairman and Chief Executive Officer, and H. James Serrone in connection with his duties as Chief Financial Officer of Torotel and general manager of Torotel Products, Inc. Both agreements became effective June 30, 2006, and expired on June 30, 2010; provided, however, that on June 30 of each year thereafter, the term shall be automatically extended for one additional year and shall continue in this manner until the agreement is terminated.

        The agreements provide for minimum base monthly salaries of $13,750 and $8,500 for Messrs. Sizemore and Serrone, respectively, plus other benefits and incentive awards as determined by the Board of Directors. The agreements further provide that if a party's employment is terminated by Torotel without cause, that party will receive a lump-sum severance payment equal to one year of salary, bonus and benefits. In the event of a change of control, if a party is terminated other than for cause or if a party terminates for good reason, the party shall be entitled to receive the greater of (i) one year of salary, bonus and benefits or (ii) the total salary, bonus and benefits for the remaining then-existing term of the employment agreement. The agreements also provide for a restrictive covenant of non-competition for a period of two years following termination of employment.

Option Grants

        There were no grants of stock options made to the named executive officers during our last completed fiscal year.

Aggregate Option Exercises and Fiscal Year-End Option Value

        There were no options outstanding as of April 30, 2010.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth the unvested stock awards held by the named executive officers as of April 30, 2010.

Name and Principal Position	Number of Shares of Stock that have not Vested	Market Value of Shares of Stock that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares that have not Vested	Equity Incentive Plan Awards: Market Value of Unearned Shares that have not Vested
Dale H. Sizemore, Jr.	-0-	$-0-	234,000	$70,200
Chief Executive Officer
H. James Serrone	-0-	$-0-	163,000	$48,900
Chief Financial Officer

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock (collectively referred to herein as "Reporting Persons"), to file initial reports of ownership and reports of changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of copies of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, we believe all directors, officers and persons who beneficially own more than 10% of our common stock are in compliance with the reporting requirements of Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND LEGAL PROCEEDINGS

Employment Agreements

        We have employment agreements with Dale H. Sizemore, Jr., and H. James Serrone, as described above under "Executive Officer Compensation".

Related Transactions

        Based on individual Form 5's filed by members of the Caloyeras family on May 9, 2008, the Caloyeras family presently owns 2,548,505 common shares of Torotel, which is equivalent to 43.5% of Torotel's outstanding common shares. For the year ended April 30, 2010, Electronika, a wholly-owned subsidiary of Torotel, incurred costs of $6,000 for goods purchased on trade terms of net 20 days pursuant to a Manufacturing Agreement with Magnetika, Inc., a corporation owned by the Caloyeras family. Of the amount purchased, $6,000 was due and payable as of April 30, 2010.

AUDIT COMMITTEE REPORT

        The following is the report of the Audit Committee of the Board of Directors, with respect to the Corporation's audited financial statements for the fiscal year ended April 30, 2010. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, as amended, except to the extent that we specifically incorporate it by reference in such filing.

        S. Kirk Lambright, Jr., Anthony H. Lewis and Stephen K. Swinson, as members of the Audit Committee, have reviewed the audited financial statements for the fiscal year ended April 30, 2010, and discussed the same with the Corporation's management and Mayer Hoffman McCann, P.C. (MHM), the Corporation's independent accountants. The Audit Committee also discussed with MHM the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended that the audited financial statements referred to above be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended April 30, 2010 for filing with the SEC. The Audit Committee considered and concluded that the provision of non-audit services by the independent auditors was compatible with maintaining their independence.

                      Audit Committee:
                      Stephen K. Swinson, Chairman
                      S. Kirk Lambright, Jr.
                      Anthony H. Lewis

 FEES PAID TO THE INDEPENDENT ACCOUNTANTS

Audit Fees

        MHM billed us aggregate fees of $126,008 and $116,807 for professional services rendered for the audit of our annual consolidated financial statements for the fiscal years ended April 30, 2010 and 2009, respectively, and for reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q for the first three quarters of fiscal 2010 and 2009.

Tax Fees

        MHM billed us aggregate fees of $13,020 and $12,473 for professional services rendered in connection with tax preparation, tax consultation, and statutory filings in fiscal 2010 and 2009.

All Other Fees

        There were no additional fees billed in each of the last two years for products or services provided by MHM.

        The Audit Committee considered whether the provision by MHM of the non-audit services listed above is compatible with maintaining MHM's independence and concluded that it is.

        As required by its charter, the Audit Committee pre-approves all audit and non-audit work to be performed by our independent accountants. The Committee's approval is documented in the form of an engagement letter signed by the independent accountants and the Chairman of the Audit Committee. Accordingly, the Audit Committee approved 100% of the services set forth above.

OTHER MATTERS

Availability of Accountants

        Representatives of MHM are expected to be present at the Meeting. An opportunity will be provided for the representatives to make a statement, if they desire to do so, and to respond to appropriate shareholder questions.

Deadline for Receipt of Shareholders' Proposals

        Proposals of shareholders which are intended to be presented by the Corporation at our 2011 annual meeting of shareholders must be received by us no later than April 22, 2011, so that they may be included in the proxy statement relating to that meeting.

        Notice of shareholder proposals to be acted on at our 2011 annual meeting that the shareholder does not seek to include in our proxy statement pursuant to Rule 14a-8 of Regulation 14A of the Exchange Act that are received by us before July 13, 2011 or after August 2, 2011, will be considered untimely.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      H. James Serrone
                      Secretary of the Corporation

www.envisionreports.com/TTLO Step 1: Go to www.envisionreports.com/TTLO to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Shareholder Meeting Notice 0181PB IMPORTANT ANNUAL SHAREHOLDERS’ MEETING INFORMATION — YOUR VOTE COUNTS! + + Important Notice Regarding the Availability of Proxy Materials for the Torotel, Inc. Shareholder Meeting to be Held on September 20, 2010 Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before September 10, 2010 to facilitate timely delivery. . TOROTEL, INC. 1234 5678 9012 345 C 1234567890 C O Y ANDREW SAMPLE 1234 AMERICA DRIVE ANYWHERE, IL 60661

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/TTLO. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials Torotel, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by September 10, 2010. . Shareholder Meeting Notice Torotel, Inc’s Annual Meeting of Shareholders will be held on September 20, 2010 at 620 N. Lindenwood Drive, Olathe, KS 66062, at 9:00 a.m. Central Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposal: 1. Election of Directors. 01 - Anthony H. Lewis 02 - Stephen K. Swinson PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 0181PB

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X TOROTEL, INC. 0181BA 1 U PX + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or any similar representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. When stock is held by joint tenants, both must sign. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Election of Directors — Torotel’s Board of Directors recommends a vote FOR the listed nominees. Change of Address — Please print new address below. 01 - Anthony H. Lewis 02 - Stephen K. Swinson 1. Nominees: For Withhold For Withhold 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 1234 5678 9012 345 0 2 6 5 0 1 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 AM Central Time on September 20, 2010. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/TTLO • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

. 620 N. Lindenwood Drive Olathe, KS 66062 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints H. James Serrone, as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Torotel, Inc. held of record by the undersigned on July 30, 2010, at the Annual Meeting of Shareholders to be held on September 20, 2010, and any adjournments thereof. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. In addition, in the event a nominee named herein is unable to serve, or for good cause will not serve, the Proxy is authorized to vote for the election of any other person as a director. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” BOTH NOMINEES LISTED IN PROPOSAL 1. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Proxy — TOROTEL, INC. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

QuickLinks

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
EQUITY COMPENSATION PLAN INFORMATION
INFORMATION REGARDING THE CORPORATION
PROPOSAL ONE ELECTION TO THE BOARD OF THE DIRECTORS
SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS
Director Compensation Table
EXECUTIVE OFFICER COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND LEGAL PROCEEDINGS
AUDIT COMMITTEE REPORT
FEES PAID TO THE INDEPENDENT ACCOUNTANTS
OTHER MATTERS